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                            ARTICLE VIII

                    SERVICING AND ADMINISTRATION

                          OF MORTGAGE LOANS

          Section 8.1.     Servicer and Sub-Servicers.  (a)
Acting directly or through one or more Sub-Servicers as provided in
Section 8.3, the Servicer, as master servicer, shall service and administer the Mortgage Loans for the benefit, and in the best interests of, the Owners and, to the extent not conflicting with the best interests of the Owners, the interest of the Certificate Insurer in accordance with this Agreement and applicable law and with reasonable care, and using that degree of skill and attention that the Servicer exercises with respect to comparable mortgage loans that it services for itself or others, and shall have full power and authority, acting alone, to do or cause to be done any and all things in connection with such servicing and administration which it may deem necessary or desirable. To the extent consistent with the foregoing, the Servicer shall seek to maximize the timely and complete recovery of principal of and interest on the Mortgage Loans. Notwithstanding any provision to the contrary elsewhere in this Agreement, the Servicer shall not have any duties, responsibilities, or fiduciary relationship with the Trustee except those expressly set forth herein.

          (b) The duties of the Servicer shall include collecting and posting of all payments, responding to inquiries of Mortgagors or by federal, state or local government authorities with respect to the Mortgage Loans, investigating delinquencies, reporting tax information to Mortgagors in accordance with its customary practices and accounting for collections and furnishing monthly and annual statements to the Trustee with respect to distributions, paying Compensating Interest and making Delinquency Advances and Servicing Advances pursuant hereto. The Servicer and any Sub-Servicer shall follow its customary standards, policies and procedures in performing its duties as Servicer or Sub-Servicer, as applicable. The Servicer shall cooperate with the Trustee and furnish to the Trustee with reasonable promptness information in its possession as may be necessary or appropriate to enable the Trustee to perform its duties hereunder. The Trustee shall furnish the Servicer and any Sub-Servicer with any powers of attorney and other documents reasonably necessary or appropriate to enable the Servicer and any Sub-Servicer to carry out its servicing and administrative duties hereunder.
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          (c)     Without limiting the generality of the foregoing,
the Servicer (i) shall continue, and is hereby authorized and empowered by the Trustee, subject to Section 8.1(a), to execute and deliver, on behalf of itself, the Owners and the Trustee or any of them, any and all instruments of satisfaction or cancellation, or of partial release, subject to the provisions of Section 8.1(i) below, or full release or discharge and all other comparable instruments, with respect to the Mortgage Loans and with respect to the related Properties; (ii) may consent to any modification of the terms of any Note not expressly prohibited hereby if the effect of any such modification (x) will not be to affect materially and adversely the security afforded by the related Property, the timing of receipt or amounts of any payments required hereby or the interests of the Certificate Insurer and (y) will not cause the Trust to fail to qualify as a REMIC.

          (d) The parties intend that the Trust shall constitute, and that the affairs of the Trust shall be conducted so as to qualify the Trust as a REMIC. In furtherance of such intention, the Servicer covenants and agrees that it shall act as agent (and the Servicer is hereby appointed to act as agent) on behalf of the Trust and that in such capacity it shall: (i) use its best efforts to conduct the affairs of the Trust at all times that any Class of Certificates are outstanding so as to maintain the status of the Trust as a REMIC under the REMIC Provisions; (ii) not knowingly or intentionally take any action or omit to take any action that would cause the termination of the REMIC status of the Trust or that would subject the Trust to tax and (iii) exercise reasonable care not to allow the Trust to receive income from the performance of services or from assets not permitted under the REMIC Provisions to be held by a REMIC provided, however, that the Servicer shall not consent to any such modifications without the prior consent of the Certificate Insurer if the Aggregate Loan Balance of all Mortgage Loans which have been subject to modifications pursuant to this Section 8.1(d) exceeds 5% of the Original Aggregate Loan Balance.

          (e) The Servicer may, and is hereby authorized to, perform any or all of its servicing responsibilities with respect to all or certain of the Mortgage Loans through a Sub-Servicer as it may from time to time designate, but no such designation of a Sub-Servicer shall serve to release the Servicer from any of its obligations under this Agreement. Such Sub-Servicer shall have all the rights and powers of the Servicer with respect to such Mortgage Loans under this Agreement.
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          (f)     Without limiting the generality of the foregoing,
but subject to Sections 8.13 and 8.14, the Servicer in its own name or in the name of a Sub-Servicer may be authorized and empowered pursuant to a power of attorney executed and delivered by the Trustee to execute and deliver, and may be authorized and empowered by the Trustee, to execute and deliver, on behalf of itself, the Owners and the Trustee or any of them, (i) any and all instruments of satisfaction or cancellation or of partial or full release or discharge and all other comparable instruments with respect to the Mortgage Loans and with respect to the Properties, (ii) and to institute foreclosure proceedings or obtain a deed in lieu of foreclosure so as to effect ownership of any Property on behalf of the Trust, and (iii) to hold title to any Property upon such foreclosure or deed in lieu of foreclosure on behalf of the Trust.
Section 8.14(a) shall constitute a power of attorney from the Trustee to the Servicer to execute an instrument of satisfaction (or assignment of mortgage without recourse) with respect to any Mortgage Loan paid in full (or with respect to which payment in full has been escrowed). Subject to Sections 8.13 and 8.14, the Trustee shall furnish the Servicer with any powers of attorney and other documents as the Servicer or such Sub-Servicer shall reasonably request to enable the Servicer and such Sub-Servicer to carry out their respective servicing and administrative duties hereunder.

          (g) The Servicer shall give prompt notice to the Trustee and the Certificate Insurer of any action, of which the Servicer has actual knowledge, to (i) assert a claim against the Trust or (ii) assert jurisdiction over the Trust.

          (h) Unreimbursed Servicing Advances incurred by the Servicer or any Sub-Servicer in connection with the servicing of the Mortgage Loans (including any penalties in connection with the payment of any taxes and assessments or other charges) on any Property shall be recoverable by the Servicer or such Sub-Servicer to the extent described in Section 8.9(c) and in Section 7.5(b)(v) hereof.

          (i)     The Servicer shall have the right to approve
requests of Mortgagors for consent to partial releases or division of Mortgaged Properties. No such request shall be approved by the
Servicer unless:  (A) (w) the provisions of the related Note and
Mortgage have been complied with, (x) the loan-to-value ratio (which may, for this purpose be determined at the time of any such action in a manner reasonably acceptable to the Certificate Insurer) after any release does not exceed the loan-to-value ratio set forth for such
Mortgage Loan in the related Schedule of Mortgage Loans, and (y) the lien priority of the related Mortgage is not affected; or (B) the Certificate Insurer shall have approved the granting of such request.
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          (j)     Each of the Sponsor and the Servicer may make loans
to and generally engage in any kind of business with the Mortgagors and/or any other obligors under the Mortgage Loans as though either the Sponsor or the Servicer were not a party to this Agreement;
provided, that the foregoing shall not have a material adverse effect on the transactions contemplated by this Agreement. Each of the Sponsor and the Servicer may have other existing loans and in the future may make additional loans to any of the Mortgagors and/or to other obligors under the Mortgage Loans, which other and/or additional loans may not be sold, or a loan participation therein granted, to the Trustee. The Servicer shall collect payments under the Mortgage Loans in the same preference and priority as the collection and/or enforcement of any other and/or additional loans by the Servicer.

          (k) Each of the Sponsor, the Servicer and the Trustee shall be entitled to rely, and shall be fully protected in relying, upon any promissory note, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document reasonably believed by it to be genuine and correct and to have been signed, sent or made by the proper person or persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Mortgagor(s)), independent accountants and other experts selected by the Sponsor or the Trustee. The Servicer shall be fully justified in failing or refusing to take any action under this Agreement for which it has sought and failed to receive instructions from the Trustee provided that the Servicer is entitled to receive instructions from the Trustee hereunder. The Servicer shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement and the Mortgage Loans in accordance with an express written request of the Trustee, and such request and any action taken or failure to act pursuant thereto shall be binding upon the Sponsor and Trustee.

          (l) The relationship of the Servicer (and of any successor to the Servicer as servicer under this Agreement) to the Trustee under this Agreement is intended by the parties to be that of an independent contractor and not that of a joint venturer, partner or agent of the Trustee.

          Section 8.2. Collection of Certain Mortgage Loan Payments. (a) The Servicer may in its discretion (i) waive any assumption fees, late payment charges, charges for checks returned for insufficient funds, prepayment fees, if any, or other fees which may be collected in the ordinary course of servicing the Mortgage Loans, (ii) if a Mortgagor is in default or about to be in default because of a Mortgagor's financial condition, arrange with the
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Mortgagor a schedule for the payment of delinquent payments due on the related Mortgage Loan, (iii) modify payments of monthly principal and interest on any Mortgage Loan becoming subject to the terms of the Soldiers' and Sailors' Civil Relief Act of 1940, as amended, in accordance with the Servicer's general policies for comparable mortgage loans subject to such Act, (iv) extend the due date for payments due on a Note for a period (with respect to each payment as to which the due date is extended) not greater than 125 days after the initially scheduled due date for such payment, (v) amend any Note to extend the maturity thereof, provided that no maturity shall be extended by more than three (3) months and that no more than 5.0% of the Original Aggregate Loan Balance shall be modified to have a maturity date which has been extended beyond the maturity date thereof as of the Cut-Off Date without the prior consent of the Certificate Insurer. With respect to clause (v) above, the Certificate Insurer shall respond within three (3) Business Days of the Servicer's request for such consent, and if the Certificate Insurer fails to so respond, the Servicer shall assume that the consent of the Certificate Insurer has been given.

          (b) The Servicer shall hold in escrow in the Principal and Interest Account on behalf of the related Mortgagor all Prepaid Installments received by it, and shall apply such Prepaid
Installments as directed by such Mortgagor and as set forth in the related Note.

          Section 8.3.     Sub-Servicing Agreements Between
Servicer and Sub-Servicers. The Servicer may enter into Sub-Servicing Agreements for any servicing and administration of Mortgage Loans with any institution which is in compliance with the laws of each state necessary to enable it to perform its obligations under such Sub-Servicing Agreement and which is acceptable to the Certificate Insurer and is experienced in serving loans of a type similar to the Mortgage Loans and has equity of at least $2,500,000, as determined in accordance with generally accepted accounting principles. The Servicer shall give notice to the Certificate Insurer, the Trustee, Moody's and S&P of the appointment of any Sub-Servicer and shall furnish to the Certificate Insurer, the Trustee, Moody's and S&P a copy of the Sub-Servicing Agreement. For purposes of this Agreement, the Servicer shall be deemed to have received payments on Mortgage Loans when any Sub-Servicer has received such payments. Any such Sub-Servicing Agreement shall be consistent with and not violate the provisions of this Agreement.
Any such Sub-Servicing Agreement may be terminated by the Trustee with the written consent of the Certificate Insurer (which consent shall not be unreasonably withheld), provided that the Servicer has been terminated hereunder. As of the Startup Day the only Sub-Servicer is Transworld Mortgage Corporation.
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          Section 8.4.     Successor Sub-Servicers.  Each
Sub-Servicing Agreement shall expressly provide that the Servicer may terminate any Sub-Servicing Agreement in accordance with the terms and conditions of such Sub-Servicing Agreement and either directly service the related Mortgage Loans itself or enter into a Sub-Servicing Agreement with a successor Sub-Servicer that qualifies under Section 8.3. The Trustee shall have no duty or obligation to monitor or supervise the performance of any Sub-Servicer.

          Section 8.5.     Liability of Servicer.  The Servicer
shall not be relieved of its obligations under this Agreement notwithstanding any Sub-Servicing Agreement or any of the provisions of this Agreement relating to agreements or arrangements between the Servicer and a Sub-Servicer or otherwise, and the Servicer shall be obligated to the same extent and under the same terms and conditions as if it alone were servicing and administering the Mortgage Loans. The Servicer shall be entitled to enter into any agreement with a Sub-Servicer for indemnification of the Servicer by such Sub-Servicer and nothing contained in such Sub-Servicing Agreement shall be deemed to limit or modify this Agreement. The Trust shall have no liability to the Servicer except for payment of the Servicing Fee and reimbursement of Delinquency Advances and Servicing Advances as expressly contemplated in this Agreement. The Trust shall have no obligation to indemnify the Servicer for costs or expenses, except with respect to the preceding sentence. The Trust shall not indemnify the Servicer for any losses due to the Servicer's negligence.

          Section 8.6. No Contractual Relationship Between Sub-Servicer and Trustee or the Owners. Any Sub-Servicing Agreement and any other transactions or services relating to the Mortgage Loans involving a Sub-Servicer shall be deemed to be between the Sub-Servicer and the Servicer alone and the Certificate Insurer, the Trustee and the Owners shall not be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect to any Sub-Servicer except as set forth in Section 8.7.

          Section 8.7.     Assumption or Termination of
Sub-Servicing Agreement by Trustee. In connection with the assumption of the responsibilities, duties and liabilities and of the authority, power and rights of the Servicer hereunder by the Trustee pursuant to Section 8.20, the Servicer's rights and obligations under any Sub-Servicing Agreement then in force between the Servicer and a Sub-Servicer may be assumed or terminated by the Trustee at the Trustee's option, in each case after consultation with the Certificate Insurer.
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          The Servicer shall, upon request of the Trustee, but at
the expense of the Servicer, deliver to the assuming party documents and records relating to each Sub-Servicing Agreement and an accounting of amounts collected and held by it and otherwise use its best reasonable efforts to effect the orderly and efficient transfer of the Sub-Servicing Agreements to the assuming party.

          Section 8.8.     Principal and Interest Account.

          (a) The Servicer and/or each Sub-Servicer shall establish in the name of the Trust for the benefit of the Owners of the Certificates and the Certificate Insurer and maintain at one or more Designated Depository Institutions the Principal and Interest Account.

          Subject to Subsection (c) below, the Servicer and any Sub-Servicer shall deposit all receipts related to the Mortgage Loans to the Principal and Interest Account on a daily basis (but no later than the second Business Day after receipt).

          On the Startup Day, the Sponsor and/or the Servicer shall deposit to the Principal and Interest Account all payments of principal and interest due and received, and all Prepayments received after the Cut-Off Date.

          (b) All funds in the Principal and Interest Account may only be held (i) uninvested, up to the limits insured by the FDIC or
(ii) invested in Eligible Investments. The Principal and Interest Account shall be held in trust in the name of the Trust and for the benefit of the Owners of the Certificates and the Certificate Insurer. Any investment earnings on funds held in the Principal and Interest Account shall be for the account of the Servicer and may only be withdrawn from the Principal and Interest Account by the Servicer immediately following the remittance of the Monthly Remittance Amounts by the Servicer. Any references herein to amounts on deposit in the Principal and Interest Account shall refer to amounts net of such investment earnings. The amount of any losses on investments in the Principal and Interest Account, to the extent not offset by earnings on other investments held therein, shall be deposited in the Principal and Interest Account by the Servicer promptly upon the recognition of such net losses.

          (c) The Servicer shall deposit to the Principal and Interest Account all payments of principal and interest (including
Prepaid Installments) due after the Cut-Off Date, and all payments of principal collected after the Cut-Off Date, any Prepayments and Net Liquidation Proceeds, all Loan Purchase Prices and Substitution
Amounts received or paid by the Servicer with respect to the Mortgage
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Loans, other recoveries or amounts related to the Mortgage Loans received by the Servicer, Compensating Interest and Delinquency
Advances together with any amounts which are reimbursable from the Principal and Interest Account, amounts on account of net investment losses and any condemnation proceeds, but net of (i) the Servicing
Fee with respect to each Mortgage Loan and other servicing compensation to the Servicer as permitted by Section 8.15 hereof, and
(ii) Net Liquidation Proceeds to the extent such Net Liquidation
Proceeds exceed the sum of (A) the Loan Balance of the related
Mortgage Loan plus (B) accrued and unpaid interest on such Mortgage
Loan at the Coupon Rate (net of any Servicing Fee) to the date of such liquidation. Amounts described in clause (ii) of the preceding sentence shall be retained by the Servicer as additional servicing compensation or paid over to the related Mortgagor if required by law.

          (d)(i) The Servicer may make withdrawals from the Principal and Interest Account only for the following purposes:

          (A) to effect the timely remittance to the Trustee of the Monthly Remittance Amounts due on each Remittance Date;

          (B) to reimburse itself pursuant to Section 8.9 hereof for any unreimbursed Reimbursable Advances;

          (C) to withdraw investment earnings on amounts on deposit in the Principal and Interest Account;

          (D) to withdraw amounts that have been deposited to the Principal and Interest Account in error; and

          (E) to clear and terminate the Principal and Interest Account following the termination of the Trust pursuant to Article IX.

           (ii) On each Remittance Date, the Servicer shall send to the Trustee a report, in print and/or electronic form, detailing the payments on the Mortgage Loans during the prior Remittance Period. Such report shall be in the form and have the specifications as may be agreed to between the Servicer and the Trustee from time to time. The Trustee shall have no duty or obligation with respect to the accuracy of the information contained in the report referred to in this Section 8.8(d)(ii).

          (iii) On each Remittance Date, the Servicer shall remit to the Trustee by wire transfer, or otherwise make funds available in immediately available funds all amounts then on deposit in the Principal and Interest Account which relate to collections on or with respect to the Mortgage Loans with respect to the immediately preceding Remittance Period, including the amount of any Delinquency Advance, any Compensating Interest, Loan Purchase Prices and
Substitution Amounts; such amount being the "Monthly Remittance
Amount."

           (iv) On or before each Remittance Date, the Servicer will provide to the Trustee a computer tape or electronic transmission containing servicing information regarding the Mortgage Loans as of the end of the prior month. The Trustee shall have no duty or obligation with respect to the accuracy of the information contained in the computer tape or electronic transmission referred to in this Section 8.8(d)(iv).

          (e) The Servicer shall furnish the Trustee monthly statements of the Principal and Interest Account, if it is not held by the Trustee.

          (f) Notwithstanding any other provisions of this Agreement, the Servicer shall be entitled to reimburse itself for any previously unreimbursed expense otherwise reimbursable pursuant to the terms of this Agreement, including but not limited to any Delinquency Advance, any Servicing Advance, and any Liquidation Expense, that the Servicer determines (as evidenced by an Officer's Certificate) to be otherwise nonrecoverable by withdrawal from the Principal and Interest Account of amounts on deposit therein attributable to any of the Mortgage Loans on any Business Day prior to the Payment Date succeeding the date of any such determination.

          Section 8.9. Delinquency Advances, Compensating Interest and Servicing Advances. (a) On each Remittance Date the Servicer shall make a Delinquency Advance with respect to delinquent interest on each Mortgage Loan which was a Delinquent Mortgage Loan with respect to the related Remittance Period; provided, however, that the Servicer will not be required to make any Delinquency Advance if it determines that such Delinquency Advance would be an Unrecoverable Delinquency Advance.

          The Servicer shall be permitted to reimburse itself for any Delinquency Advance from any subsequent collections or recoveries on the Mortgage Loans. If not theretofore recovered by the Servicer, Delinquency Advances shall be recoverable pursuant to Section
7.5(b)(v) hereof.

          (b) On or prior to each Remittance Date, the Servicer shall deposit in the Principal and Interest Account with respect to any full or partial Prepayment received on a Mortgage Loan during the related Remittance Period, out of its own funds without any right of reimbursement therefor, an amount equal to the difference between (x)
30 days' interest at the related Coupon Rate less the Servicing Fee
Rate on the Loan Balance of such Mortgage Loan as of the first day of the related Remittance Period and (y) to the extent not previously advanced, the interest (less the Servicing Fee) actually paid by the Mortgagor with respect to the Mortgage Loan during such Remittance
Period (any such amount paid by the Servicer, "Compensating
Interest"). The Servicer shall in no event be required to pay Compensating Interest with respect to any Remittance Period in an amount in excess of the aggregate Servicing Fee received by the Servicer with respect to all Mortgage Loans for the related
Remittance Period.

          (c) The Servicer will pay all reasonable and customary "out-of-pocket" costs and expenses (including reasonable legal fees) incurred in the performance of its servicing obligations, including, but not limited to, the cost of (i) Preservation Expenses, (ii) any enforcement or judicial proceedings, including foreclosures, (iii) the management and liquidation of REO Property (including without limitation realtor's commissions), and (iv) advances made for taxes, insurance and other charges against the Property, each such expenditure under clauses (i) - (iv) constituting a Servicing Advance, but the Servicer is only required to pay such costs and expenses to the extent the Servicer reasonably believes such costs and expenses will increase Net Liquidation Proceeds on the related Mortgage Loan. Each such amount so paid will constitute a "Servicing Advance".

          The Servicer may recover Servicing Advances from the Mortgagors to the extent permitted by the Mortgage Loans and from Net Liquidation Proceeds, condemnation proceeds or other insurance proceeds with respect to the related Mortgage Loan.

          Section 8.10.     Purchase of Mortgage Loans.  The
Servicer may, but is not obligated to, purchase for its own account any Mortgage Loan which becomes Delinquent, in whole or in part, as to four consecutive monthly installments or any Mortgage Loan as to which enforcement proceedings have been brought by the Servicer or by any Sub-Servicer pursuant to Section 8.13. Any such Loan so purchased shall be purchased by the Servicer on a Remittance Date at a purchase price equal to the Loan Purchase Price thereof, which purchase price shall be deposited in the Certificate Account simultaneously with the purchase of such Mortgage Loan.

          Section 8.11.     Maintenance of Insurance.  (sp  The
Servicer shall cause to be maintained with respect to each Mortgage
Loan a hazard insurance policy with a generally acceptable carrier licensed in the state in which the Property is located that provides for fire and extended coverage, and which provides for a recovery by the Servicer on behalf of the Trust of insurance proceeds relating to such Mortgage Loan in an amount not less than the least of (i) the outstanding Loan Balance of the Mortgage Loan, (ii) the minimum amount required to compensate for damage or loss on a replacement cost basis and (iii) the full insurable value of the premises but in any event in an amount not less than such amount as is necessary to avoid the application of any coinsurance clause contained in the related insurance policy. No amounts advanced by the Servicer for force-placed insurance shall be added to the Loan Balance of a Mortgage Loan for any purpose under this Agreement.

          (b) If the Mortgage Loan at the time of origination relates to a Property in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards, the Servicer will cause to be maintained with respect thereto a flood insurance policy in a form meeting the requirements of the current guidelines of the Federal Insurance Administration with a generally acceptable carrier in an amount representing coverage, and which provides for a recovery by the Servicer on behalf of the Trust of insurance proceeds relating to such Mortgage Loan of not less than the least of (i) the outstanding Loan Balance of the Mortgage Loan, (ii) the minimum amount required to compensate for damage or loss on a replacement cost basis and (iii) the maximum amount of insurance that is available under the Flood Disaster Protection Act of 1973. The Servicer shall indemnify the Trust and the Certificate Insurer out of the Servicer's own funds for any loss to the Trust and the Certificate Insurer resulting from the Servicer's failure to maintain the insurance required by this Section.

          (c) In the event that the Servicer shall obtain and maintain a blanket policy from an insurer rated at least "A:X" or better in Best's Key Rating Guide insuring against fire, flood and hazards of extended coverage on all of the Mortgage Loans, then, to the extent such policy names the Servicer as loss payee and provides coverage in an amount equal to the aggregate unpaid principal balance on the Mortgage Loans without co-insurance, and otherwise complies with the requirements of this Section 8.11, the Servicer shall be deemed conclusively to have satisfied its obligations with respect to fire and hazard insurance coverage under this Section 8.11, it being understood and agreed that such blanket policy may contain a deductible clause, in which case the Servicer shall, in the event that there shall not have been maintained on the related Property a policy complying with the preceding paragraphs of this Section 8.11, and there shall have been a loss which would have been covered by such policy, deposit in the Principal and Interest Account from the Servicer's own funds the difference, if any, between the amount that would have been payable under a policy complying with the preceding paragraphs of this Section 8.11 and the amount paid under such blanket policy, including the amount in the deductible clause. Upon the request of the Trustee or the Certificate Insurer, the Servicer shall cause to be delivered to the Trustee or the Certificate
Insurer, a certified true copy of such policy.

          Section 8.12. Due-on-Sale Clauses; Assumption and Substitution Agreements. When a Property has been or is about to be conveyed by the Mortgagor, the Servicer shall, to the extent it has knowledge of such conveyance or prospective conveyance, exercise its rights to accelerate the maturity of the related Mortgage Loan under any "due-on-sale" clause contained in the related Mortgage or Note; provided, however, that the Servicer shall not exercise any such right if (i) the "due-on-sale" clause, in the reasonable belief of the Servicer, is not enforceable under applicable law or (ii) the Servicer reasonably believes that to permit an assumption of the Mortgage Loan would not materially and adversely affect the interest of the Owners or of the Certificate Insurer and the Certificate Insurer provides its prior written consent. In such event, the Servicer shall enter into an assumption and modification agreement with the person to whom such Property has been or is about to be conveyed, pursuant to which such person becomes liable under the Note and, unless prohibited by such Note or applicable law, the Mortgagor remains liable thereon. If the foregoing is not permitted under applicable law, the Servicer is authorized to enter into a substitution of liability agreement with such person, pursuant to which the original Mortgagor is released from liability and such person is substituted as Mortgagor and becomes liable under the Note; provided, however, that any such substitution of liability agreement must be delivered by the Servicer pursuant to its usual procedures for mortgage loans held in its own portfolio and the Servicer shall, prior to executing and delivering such agreement, obtain the prior written consent of the Certificate Insurer. The Mortgage Loan, as assumed, shall conform in all respects to the requirements, representations and warranties of this Agreement and any related agreement. The Servicer shall notify the Trustee that any such assumption or substitution agreement has been completed by forwarding to the Trustee the original copy of such assumption or substitution agreement, which copy shall be added by the Trustee to the related File and which shall, for all purposes, be considered a part of such File to the same extent as all other documents and instruments constituting a part thereof. The Servicer shall be responsible for recording any such assumption or substitution agreements. In connection with any such assumption or substitution agreement, the required monthly payment on the related Mortgage Loan shall not be changed but shall remain as in effect immediately prior to the assumption or substitution, the stated maturity or outstanding principal amount of such Mortgage Loan shall not be changed, the Coupon Rate shall not be changed nor shall any required monthly payments of principal or interest be deferred or forgiven. Any fee collected by the Servicer or the Sub-Servicer for consenting to any such conveyance or entering into an assumption or substitution agreement shall be retained by or paid to the Servicer as additional servicing compensation.

          Notwithstanding the foregoing paragraph or any other provision of this Agreement, the Servicer shall not be deemed to be in default, breach or any other violation of its obligations hereunder by reason of any assumption of a Mortgage Loan by operation of law or any assumption which the Servicer may be restricted by law from preventing, for any reason whatsoever.

          Section 8.13. Realization Upon Defaulted Mortgage Loans. (a) The Servicer shall foreclose upon or otherwise comparably effect the ownership on behalf of the Trust of Properties relating to defaulted Mortgage Loans as to which no satisfactory arrangements can be made for collection of Delinquent payments and which the Servicer has not purchased pursuant to Section 8.10, unless the Servicer reasonably believes as evidenced by an Officer's Certificate that Net Liquidation Proceeds with respect to such Mortgage Loan would not be increased as a result of such foreclosure or other action, in which case such Mortgage Loan will be charged-off and will become a Liquidated Loan. The Servicer shall have no obligation to purchase any property at any foreclosure sale. The Servicer will give notice of any such charge-off to the Certificate Insurer and each of Moody's and S&P by delivery of a Liquidation Report in the form attached as Exhibit J hereto. In connection with such foreclosure or other conversion, the Servicer shall exercise such of the rights and powers vested in it hereunder, and use the same degree of care and skill in their exercise or use, as prudent mortgage lenders would exercise or use under the circumstances in the conduct of their own affairs, including, but not limited to, advancing funds for the payment of taxes, amounts due with respect to Senior Liens, and insurance premiums. Any amounts so advanced shall constitute "Servicing Advances" within the meaning of Section 8.9(c) hereof.

          The Servicer shall sell any REO Property within 23 months of its acquisition by the Trust, unless the Servicer obtains for the Trustee an opinion of counsel experienced in federal income tax matters, addressed to the Trustee, the Certificate Insurer and the Servicer, to the effect that the holding by the Trust of such REO Property for any greater period will not result in the imposition of taxes on "Prohibited Transactions" of the REMIC Trust as defined in
Section 860F of the Code or cause the Trust to fail to qualify as a

REMIC under the REMIC Provisions at any time that any Certificates are outstanding, in which case the Servicer shall sell any REO
Property by the end of any extended period specified in any such opinion.

          Notwithstanding the generality of the foregoing provisions, the Servicer shall manage, conserve, protect and operate each REO Property for the Owners solely for the purpose of its prompt disposition and sale in a manner which does not cause such REO Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code or result in the receipt by the REMIC Trust of any "income from non-permitted assets" within the meaning of Section 860F(a)(2)(B) of the Code or any "net income from foreclosure property" which is subject to taxation under the REMIC Provisions. Pursuant to its efforts to sell such REO Property, the Servicer shall either itself or through an agent selected by the Servicer protect and conserve such REO Property in the same manner and to such extent as is customary in the locality where such REO Property is located and may, incident to its conservation and protection of the interests of the Owners, rent the same, or any part thereof, as the Servicer deems to be in the best interest of the Owners for the period prior to the sale of such REO Property.

          The Servicer shall take into account the existence of any hazardous substances, hazardous wastes or solid wastes, as such terms are defined in the Comprehensive Environmental Response Compensation and Liability Act, the Resource Conservation and Recovery Act of 1976, or other federal, state or local environmental legislation, on a Property in determining whether to foreclose upon or otherwise comparably convert the ownership of such Property. To the extent that the Servicer has actual knowledge of any such substance or waste, it shall consult with the Certificate Insurer and the Trustee regarding the appropriate course of action. The Servicer shall not institute foreclosure actions with respect to a property containing substance or waste as described above if it reasonably believes that such action would not be consistent with its servicing standards, and in no event shall the Servicer manage, operate or take any other action with respect thereto which the Servicer in good faith believes will result in "clean-up" or other liability under applicable law. The net income from the rental or sale of a REO property shall be deposited in the Principal and Interest Account within two (2) Business Days after receipt thereof by the Servicer.

          (b) The Servicer shall determine, with respect to each defaulted Mortgage Loan, when it has recovered, whether through trustee's sale, foreclosure sale or otherwise, all amounts it expects to recover from or on account of such defaulted Mortgage Loan, whereupon such Mortgage Loan shall become a "Liquidated Loan".

          Section 8.14.     Trustee to Cooperate; Release of Files.

(a) Upon the payment in full of any Mortgage Loan (including the repurchase of any Mortgage Loan or any liquidation of such Mortgage Loan through foreclosure or otherwise), or the receipt by the Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Servicer shall deliver to the Trustee a Servicer's Trust Receipt. Upon receipt of such Servicer's Trust Receipt, the Trustee shall promptly release the related File, in trust to (i) the Servicer, (ii) an escrow agent or (iii) any employee, agent or attorney of the Trustee, in each case pending its release by the Servicer, such escrow agent or such employee, agent or attorney of the Trustee, as the case may be. Upon any such payment in full, or the receipt of such notification that such funds have been placed in escrow, the Servicer is authorized to give, as attorney-in-fact for the Trustee and the mortgagee under the Mortgage which secured the Note, an instrument of satisfaction (or assignment of Mortgage without recourse) regarding the Property relating to such Mortgage, which instrument of satisfaction or assignment, as the case may be, shall be delivered to the Person or Persons entitled thereto against receipt therefor of payment in full. No expense incurred in connection with such instrument of satisfaction or assignment, as the case may be, shall be chargeable to the Principal and Interest Account. In lieu of executing any such satisfaction or assignment, as the case may be, the Servicer may prepare and submit to the Trustee, a satisfaction (or assignment without recourse, if requested by the Person or Persons entitled thereto) in form for execution by the Trustee with all requisite information completed by the Servicer; in such event, the Trustee shall execute and acknowledge such satisfaction or assignment, as the case may be, and deliver the same with the related File, as aforesaid. In connection with a foreclosure, the Servicer may prepare and submit to the Trustee an assignment of mortgage to the Servicer, in form for execution by the Trustee with all requisite information completed by the Servicer; in such event, the Trustee shall execute and acknowledge such assignment, and deliver the same with the related File to the Servicer.

          (b) From time to time and as appropriate in the servicing of any Mortgage Loan, including, without limitation, foreclosure or other comparable conversion of a Mortgage Loan or collection under any applicable Insurance Policy, the Trustee shall (except in the case of the payment or liquidation pursuant to which the related File is released to an escrow agent or an employee, agent or attorney of the Trustee), upon request of the Servicer and delivery to the Trustee of a Servicer's Trust Receipt, release the related File to the Servicer and shall execute such documents as shall be reasonably necessary to the prosecution of any such proceedings, including, without limitation, an assignment without recourse of the related Mortgage to the Servicer; provided that there shall not, without the prior written consent of the Certificate Insurer, be released and unreturned at any one time more than 10% of the entire number of Files then on deposit with the Trustee. Such receipt by the Servicer shall obligate the Servicer to return the File to the Trustee when the need therefor by the Servicer no longer exists unless the Mortgage Loan shall be liquidated, in which case, upon receipt of the liquidation information, in physical or electronic form, the Servicer's Trust Receipt shall be released by the Trustee to the Servicer.

          (c) In all cases where the Servicer determines that it is necessary for the Trustee to sign any document or to authorize the release of a File within a limited period of time, the Servicer shall notify an Authorized Officer of the Trustee by telephone or facsimile transmission of such need and the Trustee shall thereupon use its best efforts to comply with the Servicer's needs, but in any event will comply within two Business Days of such request with respect to the release of a File or the execution of a release or assignment provided such request shall be received by 12:00 noon on the second Business Day prior to such release, execution or assignment.

          Section 8.15.     Servicing Compensation.  As
compensation for its activities hereunder, the Servicer shall be entitled to retain the amount of the Servicing Fee from the interest collections with respect to each Mortgage Loan. Additional servicing compensation in the form of prepayment charges, release fees, bad check charges, assumption fees, late payment charges, or any other servicing-related fees, Net Liquidation Proceeds not required to be deposited in the Principal and Interest Account pursuant to Section 8.8(c), and similar items may, to the extent collected from Mortgagors, be retained by the Servicer.

          The Servicer may not sell, pledge or transfer its right to the Servicing Fee or any servicing compensation, under this Agreement (in whole or in part), except to a successor servicer hereunder, without the consent of the Certificate Insurer. Any pledge of the Servicing Fee hereunder shall be expressly subordinate to the rights of the Trustee under this Agreement.

          Section 8.16. Annual Statement as to Compliance. The Servicer, at its own expense, will deliver to the Trustee, Certificate Insurer, S&P and Moody's, on or before the last day of April of each year, commencing in 1997, an Officer's Certificate stating, as to each signer thereof, that (i) a review of the Activities of each of the Servicer and the Sub-Servicer during such preceding calendar year and of performance under this Agreement has been made under such officers' supervision, and (ii) to the best of such officers' knowledge, based on such review, each of the Servicer and the Sub-Servicer has fulfilled all its obligations under this Agreement for such year, or, if there has been a default in the fulfillment of all such obligations, specifying each such default known to such officers and the nature and status thereof including the steps being taken by the Servicer or the Sub-Servicer as applicable, to remedy such defaults. Any Sub-Servicer which is not a Servicer Affiliate shall also deliver an annual statement as to compliance in the form described above or the Servicer shall cover such Sub-Servicer's performance in its own statement. These statements shall be available to Owners upon written request.

          Section 8.17. Annual Independent Certified Public Accountants' Reports; Annual Financial Statements of the Sub-Servicer. (a) On or before the last day of April of each year, commencing in 1997, the Sub-Servicer, at its own expense, shall cause to be delivered to the Trustee, the Certificate Insurer, S&P and Moody's a letter or letters of a firm of independent, nationally recognized certified public accountants reasonably acceptable to the Certificate Insurer stating that such firm has, with respect to the Sub-Servicer's overall servicing operations (i) performed applicable tests in accordance with the compliance testing procedures as set forth in Appendix 3 of the Audit Guide for Audits of HUD Approved Nonsupervised Mortgagees or (ii) examined such operations in accordance with the requirements of the Uniform Single Audit Program for Mortgage Bankers, and in either case stating such firm's conclusions relating thereto.

          (b) The Servicer shall furnish or caused to be furnished to the Trustee as soon as available, and in any event within 90 days after the close of each fiscal year of the Servicer, the audited balance sheet of the Servicer and the audited profit and loss statement and statement of cash flows of the Servicer for such year, all in reasonable detail and stating in comparative form the respective figures for the corresponding date and period in the preceding year, prepared in accordance with generally accepted accounting principles, consistently applied, and accompanied by the certificate of the Servicer's independent accountants (who shall be a nationally recognized firm).

          (c) The Trustee shall have no duty or obligation with respect to the information provided pursuant to this Section 8.17.

          Section 8.18. Access to Certain Documentation and Information Regarding the Mortgage Loans. The Servicer shall provide to the Trustee, the Certificate Insurer and the supervisory agents and examiners of each of the foregoing access to the documentation regarding the Mortgage Loans required by applicable state and federal regulations, such access being afforded without charge but only upon reasonable request and during normal business hours at the offices of the Servicer designated by it.

          Upon any change in the format of the computer diskette or other form of report maintained by the Servicer in respect of the Mortgage Loans, the Servicer shall deliver a copy of such new format to the Trustee.

          Section 8.19. Assignment of Agreement. The Servicer may not assign its obligations under this Agreement, in whole or in part, unless it shall have first obtained the written consent of the Trustee and Certificate Insurer, which such consent shall not be unreasonably withheld; provided, however, that any assignee must meet the eligibility requirements set forth in Section 8.20(g) hereof for a successor servicer. Notice of any such assignment shall be given by the Servicer to the Trustee, the Certificate Insurer and Moody's.

          Section 8.20. Removal of Servicer; Resignation of Servicer. (a) The Certificate Insurer (or, with the consent of the Certificate Insurer, the Majority Owners) may remove the Servicer upon the occurrence of any of the following events (each, an "Event of Default"); provided in the event of an Event of Default pursuant to clauses (ix), (x) or (xi) below, the Certificate Insurer may consider whether such Event of Default is related to the Servicer's performance, the credit quality of the Mortgage Loans or economic conditions beyond the control of the Servicer:

          (i) The Servicer shall (A) apply for or consent to the appointment of a receiver, trustee, liquidator or custodian or similar entity with respect to itself or its property, (B) admit in writing its inability to pay its debts generally as they become due,
(C) make a general assignment for the benefit of creditors, (D) be adjudicated a bankrupt or insolvent, (E) commence a voluntary case under the federal bankruptcy laws of the United States of America or file a voluntary petition or answer seeking reorganization, an arrangement with creditors or an order for relief or seeking to take advantage of any insolvency law or file an answer admitting the material allegations of a petition filed against it in any bankruptcy, reorganization or insolvency proceeding or (F) cause corporate action to be taken by it for the purpose of effecting any of the foregoing; or

          (ii) If without the application, approval or consent of the Servicer, a proceeding shall be instituted in any court of competent jurisdiction, under any law relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking in respect of the Servicer an order for relief or an adjudication in bankruptcy, reorganization, dissolution, winding up, liquidation, a composition or arrangement with creditors, a readjustment of debts, the appointment of a trustee, receiver, conservator, liquidator or custodian or similar entity with respect to the Servicer or of all or any substantial part of its assets, or other like relief in respect thereof under any bankruptcy or insolvency law, and, if such proceeding is being contested by the Servicer in good faith, the same shall (A) result in the entry of an order for relief or any such adjudication or appointment or (B) continue undismissed or pending and unstayed for any period of thirty (30) consecutive days; or

          (iii) The Servicer shall fail to perform any one or more of its obligations hereunder (other than its obligations referenced in clauses (vi) and (vii) below) and shall continue in default thereof for a period of thirty (30) days after the earlier to occur of (x) the date on which an Authorized Officer of the Servicer knows or reasonably should know of such failure or (y) receipt by the Servicer of a written notice from the Trustee, any Owner, the Sponsor or the Certificate Insurer of said failure; or

          (iv) The Servicer shall fail to cure any breach of any of its representations and warranties set forth in Section 3.2 which materially and adversely affects the interests of the Owners or Certificate Insurer for a period of thirty (30) days after the earlier of (x) the date on which an Authorized Officer of the Servicer knows or reasonably should know of such breach or (y) receipt by the Servicer of a written notice from the Trustee, any Owner, the Sponsor or the Certificate Insurer of such breach; or

          (v) If the Certificate Insurer pays out any money under the Certificate Insurance Policy, or if the Certificate Insurer otherwise funds any shortfall with its own money, because the amounts available to the Trustee (other than from the Certificate Insurer) are insufficient to make required distributions on the Class A Certificates; or

          (vi) The failure by the Servicer to make any required Servicing Advance for a period of 30 days following the earlier of
(x) the date on which an Authorized Officer of the Servicer knows or reasonably should know of such failure or (y) receipt by the Servicer of a written notice from the Trustee, any Owner, the Sponsor or the Certificate Insurer of such failure; or

          (vii)  The failure by the Servicer to make any required
Delinquency Advance, to pay any Compensating Interest or to pay over any Monthly Remittance Amount or other amounts required to be remitted by the Servicer pursuant to this Agreement; or

          (viii) If on any Payment Date the net worth of the Servicer is less than $10,000,000, as determined in accordance with generally accepted accounting principals; or

          (ix) If (a) on any Payment Date occurring before July 1, 1997, the Rolling Three Month Delinquency Rate exceeds 4.0%, (b) on any Payment Date on or after July 1, 1997 and before July 1, 1998, the Rolling Three Month Delinquency Rate exceeds 5.0_%, (c) on any Payment Date on or after July 1, 1998 and before July 1, 1999, the Rolling Three Month Delinquency Rate exceeds 6.5%, (d) on any Payment Date on or after July 1, 1999 and before July 1, 2000, the Rolling Three Month Delinquency Rate exceeds 8.0%, or (e) on any Payment Date on or after July 1, 2000, the Rolling Three Month Delinquency Rate exceeds 12.0%; or

          (x) If on any Payment Date occurring in December of any year, commencing in December, 1996, the aggregate Cumulative Loss Amounts over the prior twelve month period exceed 1.05% of the average Aggregate Loan Balance as of the close of business on the last day of each of the twelve preceding Remittance Periods; or

          (xi) If (a) on any Payment Date occurring before July 1, 1997, the Cumulative Loss Amount exceeds 1.30%, (b) on any Payment Date on or after July 1, 1997 and before July 1, 1998, the Cumulative Loss Amount exceeds 1.65%, (c) on any Payment Date on or after July 1, 1998 and before July 1, 1999, the Cumulative Loss Amount exceeds 2.10%, (d) on any Payment Date on or after July 1, 1999 and before July 1, 2000, the Cumulative Loss Amount exceeds 2.60%, or (e) on any Payment Date on or after July 1, 2000, the Cumulative Loss Amount exceeds 3.15%; or

          (xii) The Certificate Insurer determines that the performance of the Servicer (or any Sub-Servicer) is not in compliance with the Servicing Standards, which non-compliance is reasonably likely to have a material adverse effect on the servicing of the Mortgage Loans; or

          (xiii) The Servicer shall enter into any merger, consolidation or other corporate transaction pursuant to which (x) the Servicer is not the surviving entity, (y) the long-term unsecured debt rating of the surviving entity is below investment grade or (z) the Certificate Insurer determines that the servicing capabilities of such surviving entity as successor Servicer could materially adversely affect the servicing of the Mortgage Loans;

provided, however, that (A) prior to any removal of the Servicer pursuant to clauses (iii) and (iv), the Certificate Insurer, in its sole discretion, may extend the 30-day cure period upon the Servicer's prompt and diligent pursuit of such cure, (B) prior to any removal of the Servicer pursuant to clauses (iii), (iv) and (vi) of this Section 8.20(a), any applicable grace period granted by any such clause shall have expired prior to the time such occurrence shall have been remedied and (C) in the event of the refusal or inability of the Servicer to comply with its obligations described in clause
(vii) above, such removal shall be effective (without the requirement of any action on the part of the Sponsor the Certificate Insurer or of the Trustee) at 4 p.m. New York City time on the second Business Day following the day on which the Trustee or the Certificate Insurer notifies an Authorized Officer of the Servicer that a required amount described in clause (vii) above has not been received by the Trustee, unless the required amount described in clause (vii) above is paid by the Servicer prior to such time. Upon the Trustee's obtaining actual knowledge that a required amount described in clause (vii) above has not been made by the Servicer, the Trustee shall so notify an Authorized Officer of the Servicer, the Certificate Insurer and each of Moody's and S&P as soon as is reasonably practical.

          (b) The Servicer shall not resign from the obligations and duties hereby imposed on it, except upon determination that its duties hereunder are no longer permissible under applicable law or are in material conflict by reason of applicable law with any other activities carried on by it, the other activities of the Servicer so causing such a conflict being of a type and nature carried on by the Servicer at the date of this Agreement. Any such determination permitting the resignation of the Servicer shall be evidenced by an opinion of counsel to such effect which shall be delivered to the Trustee, the Sponsor and the Certificate Insurer.

          (c) No removal or resignation of the Servicer shall become effective until the Trustee or a successor servicer shall have assumed the Servicer's responsibilities and obligations in accordance with this Section.

          (d) Upon removal or resignation of the Servicer, the Servicer also shall promptly deliver or cause to be delivered to a successor servicer or the Trustee all the books and records
(including, without limitation, records kept in electronic form) that the Servicer has maintained for the Mortgage Loans, including all tax bills, assessment notices, insurance premium notices and all other documents as well as all original documents then in the Servicer's possession.

          (e) Any collections received by the Servicer after removal or resignation shall be endorsed by it to the Trustee and remitted directly and immediately to the Trustee or the successor
Servicer.

          (f) Upon removal or resignation of the Servicer, the Trustee shall act as the successor Servicer. If, at the time the Servicer is removed or resigns, the Trustee is unable to act as successor Servicer, then the Trustee (x) may solicit bids for a successor Servicer as described below, and (y) pending the appointment of a successor Servicer as a result of soliciting such bids, shall serve as Servicer. The Trustee shall, if it is unable to obtain a qualifying bid and is prevented by law from acting as Servicer, appoint, or petition a court of competent jurisdiction to appoint, any housing and home finance institution, bank or mortgage servicing institution which is acceptable to the Certificate Insurer and is experienced in servicing loans of a type similar to the Mortgage Loans and has equity of not less than $10,000,000, as determined in accordance with generally accepted accounting principles, and acceptable to the Certificate Insurer as the successor to the Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Servicer hereunder.

          The compensation of any successor servicer (including, without limitation, the Trustee) so appointed shall be the aggregate Servicing Fees, together with the other servicing compensation in the form of assumption fees, late payment charges or otherwise as provided in Section 8.15.

          (g) In the event the Trustee solicits bids as provided above, the Trustee shall solicit, by public announcement, bids from housing and home finance institutions, banks and mortgage servicing institutions meeting the qualifications set forth above. Such public announcement shall specify that the successor Servicer shall be entitled to the full amount of the aggregate Servicing Fees as servicing compensation, together with the other servicing compensation in the form of assumption fees, late payment charges or otherwise as provided in Section 8.15. Within thirty days after any such public announcement, the Trustee shall, with the consent of the Certificate Insurer, negotiate and effect the sale, transfer and assignment of the servicing rights and responsibilities hereunder to the qualified party submitting the highest satisfactory bid. The Trustee shall deduct from any sum received by the Trustee from the successor to the Servicer in respect of such sale, transfer and assignment all costs and expenses of any public announcement and of any sale, transfer and assignment of the servicing rights and responsibilities hereunder. After such deductions, the remainder of such sum shall be paid by the Trustee to the Servicer at the time of such sale, transfer and assignment to the Servicer's successor.

          (h) The Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession, and the Servicer shall bear all the costs of transferring all files and records related to the Mortgage Loans and other reasonable costs necessary to effect such succession. The Servicer agrees to cooperate with the Trustee and any successor Servicer in effecting the termination of the Servicer's servicing responsibilities and rights hereunder and shall promptly provide the Trustee or such successor Servicer, as applicable, all documents and records reasonably requested by it to enable it to assume the Servicer's functions hereunder and shall promptly also transfer to the Trustee or such successor Servicer, as applicable, all amounts which then have been or should have been deposited in the Principal and Interest Account by the Servicer or which are thereafter received with respect to the Mortgage Loans. Neither the Trustee nor any other successor Servicer shall be held liable by reason of any failure to make, or any delay in making, any distribution hereunder or any portion thereof caused by (i) the failure of the Servicer to deliver, or any delay in delivering, cash, documents or records to it, or (ii) restrictions imposed by any regulatory authority having jurisdiction over the Servicer.

          (i) The Trustee or any other successor Servicer, upon assuming the duties of Servicer hereunder, shall immediately make all Delinquency Advances and pay all Compensating Interest which the Servicer has theretofore failed to remit with respect to the Mortgage Loans; provided, however, that if the Trustee is acting as successor Servicer, the Trustee shall only be required to make Delinquency Advances (including the Delinquency Advances described in this clause
(j)) if, in the Trustee's reasonable good faith judgment, such Delinquency Advances will ultimately be recoverable from the related Mortgage Loans.

          (j) The Servicer which is being removed or is resigning shall give notice to the Mortgagors and to each of Moody's and S&P of the transfer of the servicing to the successor.

          (k) Any successor Servicer shall assume all rights and obligations of the predecessor Servicer under this Agreement, except those arising before succession (other than the obligation to make Delinquency Advances) and under Section 3.

          (l)  If the Servicer is removed pursuant to Section
8.20(a) hereof the Servicer shall remain entitled to reimbursement for Reimbursable Advances to the extent that the related amounts are thereafter recovered with respect to the related Mortgage Loans.

          (m)  The Certificate Insurer shall respond within five
Business Days to any Servicer request for the Certificate Insurer's consent under this Section 8.20, which consent relates to the Servicer's servicing activities.

          Section 8.21. Inspections by Certificate Insurer; Errors and Omissions Insurance. (a) At any reasonable time and from time to time upon reasonable notice, the Certificate Insurer, the Trustee, or any agents or representatives thereof may inspect the Servicer's servicing operations and discuss the servicing operations of the Servicer with any of its officers or directors. The costs and expenses incurred by the Servicer or its agents or representatives in connection with any such examinations or discussions shall be paid by the Servicer.

          (b) The Servicer agrees to maintain (and to cause each Sub-Servicer to maintain) errors and omissions coverage and a fidelity bond, each at least to the extent generally maintained by prudent mortgage loan servicers having servicing portfolios of a similar size.

          Section 8.22. Merger, Conversion, Consolidation or Succession to Business of Servicer. Any corporation into which the Servicer may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Servicer shall be a party, or any corporation succeeding to all or substantially all of the business of the Servicer, shall be the successor of the Servicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided (x) that such corporation meets the qualifications set forth in Section 8.20(g) and (y) that any successor Servicer must meet the qualifications set forth in Section 8.20(g).

          Section 8.23. Financial Statements. The Servicer understands that, in connection with the transfer of the Certificates, Owners may request that the Servicer make available to prospective Owners any quarterly unaudited financial statement of the Servicer for the then-current fiscal year and annual audited financial statements of the Servicer for one or more of the most recently completed five fiscal years for which such statements are available, which request shall not be unreasonably denied. Such financial statements shall also be supplied to the Certificate
Insurer and each of Moody's and S&P.

          The Servicer also agrees to make available on a reasonable basis to the Sponsor, the Trustee, the Certificate Insurer, any Owner or any prospective Owner a knowledgeable financial or accounting officer for the purpose of answering reasonable questions respecting recent developments affecting the Servicer or Sub-Servicer or the financial statements of the Servicer or Sub-Servicer and to permit the Sponsor, the Trustee, the Certificate Insurer, any Owner or any prospective Owner to inspect the Sub-Servicer's servicing facilities during normal business hours for the purpose of satisfying the Sponsor, the Trustee, the Certificate Insurer, any Owner or such prospective Owner that the Servicer has the ability to service the Mortgage Loans in accordance with this Agreement.

          Section 8.24. REMIC. The Servicer covenants and agrees for the benefit of the Owners (i) to take no action which would result in the termination of REMIC status for the Trust, (ii) not to engage in any "prohibited transaction", as such term is defined in Section 860F(a)(2) of the Code and (iii) not to engage in any other action which may result in the imposition of any other taxes under the Code.

          Section 8.25. The Designated Depository Institution. The Servicer shall give the Sponsor, the Trustee and the Certificate Insurer (a) at least thirty days' prior written notice of any anticipated change of the Designated Depository Institution at which any Account is maintained and (b) written notice of any change in the ratings of such Designated Depository Institution of which the Servicer is aware, within two Business Days after discovery.

          Section 8.26. Appointment of Custodian. If the Servicer in good faith determines that the Trustee is unable to deliver Files to the Servicer as required pursuant to Section 8.14 hereof, the Servicer shall so notify the Sponsor, the Certificate Insurer, S&P, Moody's and the Trustee, and make request that a custodian acceptable to the Servicer and the Certificate Insurer be appointed to retain custody of the Files on behalf of the Trustee. The Trustee and the Sponsor agree to co-operate reasonably with the Servicer in connection with the appointment of such custodian.

          Section 8.27.     Indemnification by the Sponsor and
Servicer. The Sponsor and Servicer each jointly and severally agrees to indemnify and hold the Trust, harmless against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments and any other costs, fees and expenses that the Trust may sustain in any way related to (i) the breach of any representation or warranty made by the Sponsor or the Servicer under this Agreement or the Master Transfer Agreement or (ii) the failure of the Sponsor or the Servicer to perform their respective duties in compliance with the terms of this Agreement or the Master Transfer Agreement. The provisions of this section shall survive the termination of this Agreement and the payment of the outstanding Certificates.

          Section 8.28. Retention and Termination of the Servicer. The Servicer hereby covenants and agrees to act as servicer under this Agreement for an initial term commencing on the Startup Day and expiring on August 31, 1996, which term automatically shall be extended for successive terms thereafter of one calendar quarter each (in each case ending on the next succeeding day that is a May 31st, August 31st, November 30th or February 28th (or 29th), until the occurrence of a Servicing Event of Default).


                             ARTICLE IX

                        TERMINATION OF TRUST

          Section 9.1.     Termination of Trust.  The Trust
created hereunder and all obligations created by this Agreement will terminate upon the earlier of (i) the payment to the Owners of all Certificates from amounts other than those available under the Certificate Insurance Policy of all amounts held by the Trustee and required to be paid to such Owners pursuant to this Agreement upon the later to occur of (a) the final payment or other liquidation (or any advance made with respect thereto) of the last Mortgage Loan in the Trust Estate or (b) the disposition of all property acquired in respect of any Mortgage Loan remaining in the Trust Estate, (ii) at any time when a Qualified Liquidation of the REMIC Trust is effected as described below or (iii) as described in Section 9.2, 9.3 and 9.4 hereof. To effect a termination of this Agreement pursuant to clause
(ii) above, the Owners of all Certificates then Outstanding shall (x) unanimously direct the Trustee on behalf of the Trust to adopt a plan of complete liquidation for the REMIC Trust, as contemplated by
Section 860F(a)(4) of the Code and (y) provide to the Trustee an opinion of counsel experienced in federal income tax matters to the effect that such liquidation constitutes a Qualified Liquidation, and the Trustee either shall sell the Mortgage Loans and distribute the proceeds of the liquidation of the Trust Estate, or shall distribute equitably in kind all of the assets of the Trust Estate to the remaining Owners of the Certificates based on their interests in the Trust, each in accordance with such plan, so that the liquidation or distribution of the Trust Estate, the distribution of any proceeds of the liquidation and the termination of this Agreement occur no later than the close of the 90th day after the date of adoption of the plan of liquidation and such liquidation qualifies as a Qualified
Liquidation. In no event, however, will the Trust created by this Agreement continue beyond the expiration of twenty-one (21) years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the United
Kingdom, living on the date hereof. The Trustee shall give written notice of termination of the Agreement to each Owner in the manner set forth in Section 11.5.

          Section 9.2. Termination Upon Option of Class R Certificate Owners and Servicer. (a) On any Remittance Date on or after the Remittance Date on which the then-outstanding aggregate Loan Balances of the Mortgage Loans in the Trust Estate is less than or equal to ten percent of the sum of the aggregate Loan Balances of all Mortgage Loans in the Trust Estate as of the Cut-Off Date, the Owners of the Class R Certificates and the Servicer, acting directly or through one or more affiliates, may determine to purchase and may cause the purchase from the Trust of all (but not fewer than all) Mortgage Loans in the Trust Estate and all property theretofore acquired in respect of any such Mortgage Loan by foreclosure, deed in lieu of foreclosure, or otherwise then remaining in the Trust Estate at a price equal to the sum of (w) the greater of (i) 100% of the aggregate Loan Balances of the related Mortgage Loans and related accrued interest as of the day of purchase minus the amount actually remitted by the Servicer representing the related Monthly Remittance Amount on such Remittance Date for the related Remittance Period and
(ii) the fair market value of such Mortgage Loans (disregarding accrued interest), (x) the amount of any difference between the Monthly Remittance Amount actually remitted by the Servicer on such Remittance Date and the Monthly Remittance Amount due on such Remittance Date and (y) the Reimbursement Amount, if any, as of such Remittance Date (such amount, the "Termination Price"). The right of the Owners of the Class R Certificates so to exercise such optional purchase right is superior to such right of the Servicer. The Servicer may only exercise such optional right if the Owners of the Class R Certificates decline to do so. In connection with such purchase, the Servicer shall remit to the Trustee all amounts then on deposit in the Principal and Interest Account for deposit to the Certificate Account, which deposit shall be deemed to have occurred immediately preceding such purchase.

          (b) In connection with any such purchase, the Servicer shall provide to the Trustee and the Certificate Insurer an opinion of counsel, at the expense of the Servicer, experienced in federal income tax matters to the effect that such purchase constitutes a Qualified Liquidation of the REMIC Trust.

          (c) Promptly following any such purchase, the Trustee will release the Files to the Servicer, or otherwise upon their order, in a manner similar to that described in Section 8.14 hereof.

          (d) If the Servicer does not exercise its option pursuant to this Section 9.2 with respect to the Trust Estate, then the Certificate Insurer may do so on the same terms.

          Section 9.3.     Termination Upon Loss of REMIC Status.
(a) Following a final determination by the Internal Revenue Service, or by a court of competent jurisdiction, in either case from which no appeal is taken within the permitted time for such appeal, or if any appeal is taken, following a final determination of such appeal from which no further appeal can be taken, to the effect that the REMIC Trust does not and will no longer qualify as a "REMIC" pursuant to
Section 860D of the Code (the "Final Determination"), on any Remittance Date on or after the date which is 30 calendar days following such Final Determination, (i) the Owners of a majority in Percentage Interest represented by the Class A Certificates then Outstanding may direct the Trustee to adopt a plan of complete liquidation with respect to the Trust Estate and (ii) the Certificate Insurer may notify the Trustee of the Certificate Insurer's determination to purchase from the Trust all (but not fewer than all) Mortgage Loans in the Trust Estate and all property theretofore acquired by foreclosure, deed in lieu of foreclosure, or otherwise in respect of any Mortgage Loan then remaining in the Trust Estate at a price equal to the Termination Price. In connection with such purchase, the Servicer shall remit to the Trustee all amounts then on deposit in the Principal and Interest Account for deposit in the Certificate Account, which deposit shall be deemed to have occurred immediately preceding such purchase.

          (b) Upon receipt of such direction from the Owners of such Class A Certificates or such notice from the Certificate Insurer, the Trustee shall notify the holders of the Class R Certificates of such election to liquidate or such determination to purchase, as the case may be, (the "Termination Notice"). The Owners of a majority of the Percentage Interest of the Class R Certificates then Outstanding may, on any Remittance Date, within 60 days from the date of receipt of the Termination Notice (the "Purchase Option Period"), at their option, purchase from the Trust all (but not fewer than all) Mortgage Loans in the Trust Estate, and all property theretofore acquired by foreclosure, deed in lieu of foreclosure, or otherwise in respect of any Mortgage Loan then remaining in the Trust Estate at a purchase price equal to the Termination Price.

          (c) If, during the Purchase Option Period, the Owners of the Class R Certificates have not exercised the option described in the immediately preceding paragraph, then upon the expiration of the Purchase Option Period (i) in the event that the Owners of the Class A Certificates have given the Trustee the direction described in clause (a)(i) above, the Trustee shall sell the Mortgage Loans and distribute the proceeds of the liquidation of the Trust Estate, such that, if so directed, the liquidation of the Trust Estate and the distribution of the proceeds of such liquidation occur no later than the close of the 60th day, or such later day as the Owners of the Class A Certificates shall permit or direct in writing, after the expiration of the Purchase Option Period and (ii) in the event that the Certificate Insurer has given the Trustee notice of the Certificate Insurer's determination to purchase the Mortgage Loans in the Trust Estate described in clause (a)(ii) preceding, the Certificate Insurer shall, on any Remittance Date within 60 days after such notice, purchase all (but not fewer than all) Mortgage Loans in the Trust Estate, and all property theretofore acquired by foreclosure, deed in lieu of foreclosure or otherwise in respect of any Mortgage Loan then remaining in the Trust Estate. In connection with such purchase, the Servicer shall remit to the Trustee all amounts then on deposit in the Principal and Interest Account for deposit to the Certificate Account, which deposit shall be deemed to have occurred immediately preceding such purchase.

          (d) Following a Final Determination, the Owners of a majority of the Percentage Interest of the Class R Certificates then Outstanding may, at their option on any Remittance Date and upon delivery to the Owners of the Class A Certificates and the Certificate Insurer of an opinion of counsel experienced in federal income tax matters selected by the Owners of such Class R
Certificates which opinion shall be reasonably satisfactory in form and substance to a majority of the Percentage Interests represented by the Class A Certificates then Outstanding and the Certificate
Insurer, to the effect that the effect of the Final Determination is to increase substantially the probability that the gross income of the Trust will be subject to federal taxation, purchase from the Trust all (but not fewer than all) Mortgage Loans in the Trust
Estate, and all property theretofore acquired by foreclosure, deed in lieu of foreclosure, or otherwise in respect of any Mortgage Loan then remaining in the Trust Estate at a purchase price equal to the Termination Price. In connection with such purchase, the Servicer shall remit to the Trustee all amounts then on deposit in the Principal and Interest Account for deposit to the Certificate
Account, which deposit shall be deemed to have occurred immediately preceding such purchase. The foregoing opinion shall be deemed satisfactory unless the Owners of a majority of the Percentage
Interest represented by the Class A Certificates then Outstanding or the Certificate Insurer give the Owners of a majority of the Percentage Interest of the Class R Certificates notice that such opinion is not satisfactory within thirty days after receipt of such opinion.

          Section 9.4. Disposition of Proceeds. The Trustee shall, upon receipt thereof, deposit the proceeds of any liquidation of the Trust Estate pursuant to this Article IX to the Certificate Account; provided, however, that any amounts representing Servicing Fees, unreimbursed Delinquency Advances or unreimbursed Servicing Advances theretofore funded by the Servicer from the Servicer's own funds shall be paid by the Trustee to the Servicer from such proceeds.

          Section 9.5.     Netting of Amounts.  If any Person
paying the Termination Price would receive a portion of the amount so paid, such Person may net any such amount against the Termination
Price otherwise payable.


                              ARTICLE X

                             THE TRUSTEE

          Section 10.1.     Certain Duties and Responsibilities.

           (a) The Trustee (i) except during the continuance of an Event of Default, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement, and no implied covenants or obligations shall be read into this Agreement against the Trustee and (ii) in the absence of bad faith on its part, may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished pursuant to and conforming to the requirements of this Agreement; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Agreement.

          During the continuance of an Event of Default, the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances with respect to such person's property or affairs.

          (b) Notwithstanding the appointment of the Servicer hereunder, the Trustee is hereby empowered, but prior to the Trustee assuming the duties of the Servicer pursuant to Section 8.20, shall not be obligated or otherwise responsible to perform the duties of the Servicer. Specifically, and not in limitation of the foregoing, the Trustee shall have the power (but not the obligation if prior to the Trustee assuming the duties of the Servicer pursuant to Section 8.20):

                      (i)     to collect Mortgagor payments;

                     (ii)     to foreclose on defaulted Mortgage
Loans;

                    (iii) to enforce due-on-sale clauses and to enter into assumption and substitution agreements as permitted by
Section 8.12 hereof;

                     (iv) to deliver instruments of satisfaction pursuant to Section 8.14 hereof;

                      (v)     to make Delinquency Advances and
Servicing Advances and to pay Compensating Interest, all as provided in this Agreement; and

                     (vi)     to enforce the Mortgage Loans.

          (c) No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

                      (i) this subsection shall not be construed to limit the effect of subsection (a) of this Section;

                     (ii) the Trustee shall not be liable for any error of judgment made in good faith by an Authorized Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts; and

                    (iii) the Trustee shall not be liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of the Sponsor, the Certificate Insurer or, with the Certificate Insurer's consent, of the Owners of a majority in Percentage Interest of the Certificates of the affected Class or Classes and the Certificate Insurer relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement relating to such Certificates;

                     (iv) the Trustee shall not be required to take notice or be deemed to have notice or knowledge of any default by the Servicer unless the Trustee shall have received written notice thereof. In the absence of actual receipt of such notice, the Trustee may conclusively assume that there is no such default; and

                      (v) subject to the other provisions of this Agreement and without limiting the generality of this Section, the Trustee shall have no duty (A) to see to any recording, filing, or depositing of this Agreement, any Mortgage or any agreement referred to herein or any financing statement or continuation statement evidencing a security interest, or to see to the maintenance of any such recording or filing or depositing or to any rerecording, refiling or redepositing of any thereof, (B) to see to any insurance,
(C) to see the payment or discharge of any tax, assessment, or other governmental charge or any lien or encumbrance of any kind owing with respect to, assessed or levied against, any property of the Trust,
(D) to confirm or verify the contents of any reports or certificates of the Servicer delivered to the Trustee pursuant to this Agreement believed by the Trustee to be genuine and to have been signed or presented by the proper party or parties.

          (d) Whether or not therein expressly so provided, every provision of this Agreement relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

          (e) No provision of this Agreement shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it and none of the provisions contained in this Agreement shall in any event require the Trustee to perform, or be responsible for the manner of performance of, any of the obligations of the Servicer under this Agreement except during such time, if any, as the Trustee shall be the successor to, and be vested with the rights, duties and powers and privileges of, the Servicer in accordance with the terms of this Agreement.

          (f) The permissive right of the Trustee to take actions enumerated in this Agreement shall not be construed as a duty and the Trustee shall not be answerable for other than its own negligence or willful misconduct.

          (g) The Trustee shall be under no obligation to institute any suit, or to take any remedial proceeding under this Agreement, or to take any steps in the execution of the trusts hereby created or in the enforcement of any rights and powers hereunder until it shall be indemnified to its reasonable satisfaction against any and all costs and expenses, outlays and counsel fees and other reasonable disbursements and against all liability, except liability which is adjudicated to have resulted from its negligence or willful misconduct, in connection with any action so taken.

          Section 10.2. Removal of Trustee for Cause. (a) The Trustee may be removed pursuant to paragraph (b) hereof upon the occurrence of any of the following events (whatever the reason for such event and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

     (1) the Trustee shall fail to distribute to the Owners entitled thereto on any Payment Date amounts available for distribution in accordance with the terms hereof; or

     (2)     the Trustee shall cease to be eligible in accordance with
Section 10.8 hereof or fail in the performance of, or breach, any covenant or agreement of the Trustee in this Agreement, or if any representation or warranty of the Trustee made in this Agreement or in any certificate or other writing delivered pursuant hereto or in connection herewith shall prove to be incorrect in any material respect as of the time when the same shall have been made, and such failure or breach shall continue or not be cured for a period of 30 days after there shall have been given, by registered or certified mail, to the Trustee by the Sponsor, the Certificate Insurer or by the Owners of at least 25% of the aggregate Percentage Interests represented by any Class of Class A Certificates, or, if there are no Class A Certificates then Outstanding, by such Percentage Interests represented by the Class R Certificates, a written notice specifying such failure or breach and requiring it to be remedied; or

     (3) a decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Trustee, and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

     (4) a conservator or receiver or liquidator or sequestrator or custodian of the property of the Trustee is appointed in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Trustee or relating to all or substantially all of its property; or

     (5) the Trustee shall become insolvent (however insolvency is evidenced), generally fail to pay its debts as they come due, file or consent to the filing of a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, voluntarily suspend payment of its obligations, or take corporate action for the purpose of any of the foregoing.

          (b) The Sponsor and the Trustee shall give notice to Moody's and S&P, to each other, to the Certificate Insurer and to each Owner if it becomes aware that an event described in subsection
(a) has occurred and is continuing.

          (c) If any event described in paragraph (a) occurs and is continuing, then and in every such case (i) the Sponsor or the Certificate Insurer or (ii) with the written consent of the Certificate Insurer, the Majority Owners, or, if there are no Class A Certificates then Outstanding, by a majority of the Class R Certificates then Outstanding, may, whether or not the Trustee resigns pursuant to Section 10.9 hereof, immediately, concurrently with the giving of notice to the Trustee, and without delaying the 30 days required for notice therein, appoint a successor trustee pursuant to the terms of Section 10.9 hereof.

          Section 10.3. Certain Rights of the Trustee. Except as otherwise provided in Section 10.1 hereof:

          (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, note or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

          (b) any request or direction of the Sponsor, the Servicer or the Owners of any Class of Certificates mentioned herein shall be sufficiently evidenced in writing;

          (c) whenever in the administration of this Agreement the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officer's Certificate;

          (d) the Trustee may consult with counsel, and the written advice of such counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reasonable reliance thereon;

          (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement at the request or direction of any of the Owners pursuant to this Agreement, unless such Owners shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

          (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, note or other paper or document, but the Trustee in its discretion may make such further inquiry or investigation into such facts or matters as it may see fit;

          (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder; and

          (h) the Trustee shall not be liable for any action it takes or omits to take in good faith which it reasonably believes to be authorized by the Authorized Officer of any Person or within its rights or powers under this Agreement other than as to validity and sufficiency of its authentication of the Certificates. The Trustee shall at no time have any responsibility for or with respect to (i) the legality, validity, sufficiency or enforceability of any Mortgages and the Mortgage Loans, including the perfection or priority thereof, (ii) the ability of the Mortgage Loans to pay any portion of the Certificates, (iii) the validity of the assignment of any of the Mortgages and the Mortgage Loans, (iv) the review of any Mortgage or Mortgage Loan, except as provided herein, (v) the compliance by the Sponsor or any Mortgagor with any covenant contained hereunder or in the Mortgages and the Mortgage Loans, (vi) the breach by the Sponsor or the Servicer of any warranty or representation made hereunder or the accuracy of any such warranty or representation, (vii) the use or application by the Sponsor of the proceeds of the Certificates, (viii) any offering materials used to sell the Certificates and (ix) the acts or omissions of the Servicer.

          Section 10.4.     Not Responsible for Recitals or
Issuance of Certificates. The recitals contained herein and in the Certificates, except any such recitals relating to the Trustee, shall be taken as the statements of the Sponsor, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representation as to the validity or sufficiency of this Agreement or of the Certificates other than as to validity and sufficiency of its authentication of the Certificates.

          Section 10.5. May Hold Certificates. The Trustee or any other agent of the Trust, in its individual or any other capacity, may become an Owner or pledgee of Certificates and may otherwise deal with the Trust with the same rights it would have if it were not Trustee or such other agent.

          Section 10.6. Money Held in Trust. Money held by the Trustee in trust hereunder need not be segregated from other trust funds except to the extent required herein or required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Sponsor and except to the extent of income or other gain on investments which are deposits in or certificates of deposit of the Trustee in its commercial capacity and income or other gain actually received by the Trustee on Eligible Investments.

          Section 10.7. Compensation and Reimbursement; No Lien for Fees. The Trustee shall receive compensation for fees and reimbursement pursuant to Section 2.5 hereof and Section 7.5(b)(ii) hereof. The Trustee shall have no lien on the Trust Estate for the payment of any fees or expenses (prior to an Event of Default).

          Section 10.8.     Corporate Trustee Required;
Eligibility. There shall at all times be a Trustee hereunder which shall be a corporation or association organized and doing business under the laws of the United States of America or of any State authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $100,000,000, subject to supervision or examination by the United States of America, having a rating or ratings acceptable to the Certificate Insurer and having a long-term deposit rating of at least BBB from S&P (or such lower rating as may be acceptable to S&P) and Baa-2 from Moody's. If such Trustee publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation or association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall, upon the request of the Sponsor or of the Certificate Insurer, resign immediately in the manner and with the effect hereinafter specified in this Article X.

          Section 10.9. Resignation and Removal; Appointment of Successor. (a) No resignation or removal of the Trustee and no appointment of a successor trustee pursuant to this Article X shall become effective until the acceptance of appointment by the successor trustee under Section 10.10 hereof.

          (b) The Trustee, or any trustee or trustees hereafter appointed, may resign at any time by giving written notice of resignation to the Certificate Insurer and to the Sponsor and by mailing notice of resignation by first-class mail, postage prepaid, to the Owners at their addresses appearing on the Register. A copy of such notice shall be sent by the resigning Trustee to Moody's and S&P. Upon receiving notice of resignation, the Sponsor shall promptly appoint a successor trustee or trustees satisfying the eligibility requirements of Section 10.8 and acceptable to the Certificate Insurer by written instrument, in duplicate, executed on behalf of the Trust by an Authorized Officer of the Sponsor, one copy of which instrument shall be delivered to the Trustee so resigning and one copy to the successor trustee or trustees. If no successor trustee shall have been appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning trustee may petition any court of competent jurisdiction for the appointment of a successor trustee, or any Owner may, on behalf of himself and all others similarly situated, petition any such court for the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, appoint a successor trustee.

          (c) If at any time the Trustee shall cease to be eligible under Section 10.8 hereof and shall fail to resign after written request therefor by the Sponsor or by the Certificate Insurer, the Sponsor or the Certificate Insurer may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, executed on behalf of the Trust by an Authorized Officer of the Sponsor or the Certificate Insurer, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee.

          (d) The Majority Owners, or, if there are no Class A Certificates then Outstanding, by a majority of the Class R Certificates then Outstanding, may at any time remove the Trustee and appoint a successor trustee acceptable to the Certificate Insurer by delivering to the Trustee to be removed, to the successor trustee so appointed, to the Sponsor and to the Certificate Insurer, copies of the record of the act taken by the Owners, as provided for in Sections 11.3 and 11.4 hereof.

          (e) If the Trustee fails to perform its duties in accordance with the terms of this Agreement or becomes ineligible to serve as Trustee, the Sponsor, the Seller or the Certificate Insurer may remove the Trustee and appoint a successor trustee by written instrument, in triplicate, signed by the Sponsor, the Seller or the Certificate Insurer duly authorized, one complete set of which instruments shall be delivered to each of the Sponsor, the Seller and to the Trustee so removed and one complete set to the successor trustee so appointed.

          (f) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of the Trustee for any cause, the Sponsor shall promptly appoint a successor trustee satisfying the eligibility requirements of Section 10.8.

          (g) The Sponsor shall give notice of any removal of the Trustee by mailing notice of such event by first-class mail, postage prepaid to the Owners as their names and addresses appear in the Register. Each notice shall include the name of the successor trustee and the address of its corporate trust office.

          Section 10.10.  Acceptance of Appointment by Successor
Trustee. Every successor trustee appointed hereunder shall execute, acknowledge and deliver to the Sponsor on behalf of the Trust and to its predecessor Trustee an instrument accepting such appointment hereunder and stating its eligibility to serve as Trustee hereunder, and thereupon the resignation or removal of the predecessor Trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts, duties and obligations of its predecessor hereunder; but, on request of the Sponsor or the successor trustee, such predecessor Trustee shall, upon payment of its charges then unpaid, execute and deliver an instrument transferring to such successor trustee all of the rights, powers and trusts of the Trustee so ceasing to act, and shall duly assign, transfer and deliver to such successor trustee all property and money held by such Trustee so ceasing to act hereunder. Upon request of any such successor trustee, the Sponsor on behalf of the Trust shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor trustee all such rights, powers and trusts.

          Upon acceptance of appointment by a successor trustee as provided in this Section, the Sponsor shall mail notice thereof by first-class mail, postage prepaid, to the Owners at their last addresses appearing upon the Register. The Sponsor shall send a copy of such notice to Moody's and S&P. If the Sponsor fails to mail such notice within ten days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Sponsor.

          No successor Trustee shall accept its appointment unless at the time of such acceptance such successor shall be qualified and eligible under this Article X.

          Section 10.11. Merger, Conversion, Consolidation or Succession to Business of the Trustee. Any corporation or association into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation or association resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation or association succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto; provided, however, that such corporation or association shall be otherwise qualified and eligible under this Article X. In case any Certificates have been executed, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such Trustee may adopt such execution and deliver the Certificates so executed with the same effect as if such successor Trustee had itself executed such Certificates.

          Section 10.12. Reporting; Withholding. (a) The Trustee shall timely provide to the Owners the Internal Revenue Service's Form 1099 and any other statement required by applicable Treasury regulations as determined by the Sponsor, and shall withhold, as required by applicable law, federal, state or local taxes, if any, applicable to distributions to the Owners, including but not limited to backup withholding under Section 3406 of the Code and the withholding tax on distributions to foreign investors under Sections 1441 and 1442 of the Code.

          (b) The Trustee shall timely file all reports required to be filed by the Trust with any federal, state or local governmental authority having jurisdiction over the Trust, including other reports that must be filed with the Owners, such as the Internal Revenue Service's Form 1066 and Schedule Q and the form required under Section 6050K of the Code, if applicable.
Furthermore, the Trustee shall report to Owners, if required, with respect to the allocation of expenses pursuant to Section 212 of the Code in accordance with the specific instructions to the Trustee by the Sponsor with respect to such allocation of expenses. The Trustee shall collect any forms or reports from the Owners determined by the Sponsor to be required under applicable federal, state and local tax laws.

          (c) The Trustee shall provide to the Internal Revenue Service and to persons described in section 860(e)(3) and (6) of the Code the information described in Treasury Regulation section 1.860D-1(b)(5)(ii), or any successor regulation thereto. Such information will be provided in the manner described in Treasury Regulation section 1.860E-2(a)(5), or any successor regulation thereto.

          (d) The Servicer covenants and agrees that it shall provide, or cause to be provided, to the Trustee any information necessary to enable the Trustee to meet its obligations under subsections (a), (b) and (c) above.

          Section 10.13. Liability of the Trustee. Except during the continuance of an Event of Default, the Trustee shall be liable in accordance herewith only to the extent of the obligations specifically imposed upon and undertaken by the Trustee herein.
Neither the Trustee nor any of the directors, officers, employees or agents of the Trustee shall be under any liability on any Certificate or otherwise to any Account, the Certificate Insurer, the Sponsor, the Servicer or any Owner for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Trustee or any such Person against any liability which would otherwise be imposed by reason of negligent action, negligent failure to act or bad faith in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. Subject to the foregoing sentence, the Trustee shall not be liable for losses on investments of amounts in any Account (except for any losses on obligations on which the bank serving as Trustee is the obligor). In addition, the Sponsor and Servicer covenant and agree to indemnify the Trustee, and when the Trustee is acting as Servicer, the Servicer, from, and hold it harmless against, any and all losses, liabilities, damages, claims or expenses (including all reasonable and documented legal fees and expenses) other than those resulting from the negligence or bad faith of the Trustee. The Trustee and any director, officer, employee or agent of the Trustee may rely and shall be protected in acting or refraining from acting in good faith on any certificate, notice or other document of any kind prima facie properly executed and submitted by the Authorized Officer of any Person respecting any matters arising hereunder. The provisions of this Section 10.13 shall survive the termination of this Agreement and the payment of the Outstanding Certificates.

          Section 10.14. Appointment of Co-Trustee or Separate Trustee. Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Estate or any Property may at the time be located, the Servicer and the Trustee acting jointly and with the consent of the Certificate Insurer shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-Trustee or co-Trustees, jointly with the Trustee, of all or any part of the Trust Estate or separate Trustee or separate Trustees of any part of the Trust Estate, and to vest in such Person or Persons, in such capacity and for the benefit of the Owners, such title to the Trust Estate, or any part thereof, and, subject to the other provisions of this Section 10.14, such powers, duties, obligations, rights and trusts as the Servicer and the Trustee may consider necessary or desirable. If the Servicer shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, or in the case any event indicated in Sections 8.20(a) shall have occurred and be continuing, the Trustee alone (with the consent of the Certificate Insurer) shall have the power to make such appointment. No co-Trustee or separate Trustee hereunder shall be required to meet the terms of eligibility as a successor Trustee under Section 10.8 and no notice to Owners of the appointment of any co-Trustee or separate Trustee shall be required under Section 10.8.

          Every separate Trustee and co-Trustee shall, to the extent permitted, be appointed and act subject to the following provisions and conditions:

             (i) All rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate Trustee or co-Trustee jointly (it being understood that such separate Trustee or co-Trustee is not authorized to act separately without the Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the

Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Estate or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate Trustee or co-Trustee, but solely at the direction of the Trustee;

            (ii) No co-Trustee hereunder shall be held personally liable by reason of any act or omission of any other co-Trustee hereunder; and

           (iii) The Servicer and the Trustee acting jointly and with the consent of the Certificate Insurer may at any time accept the resignation of or remove any separate Trustee or co-Trustee.

          Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate Trustees and co-Trustees, as effectively as if given to each of them. Every instrument appointing any separate Trustee or co-Trustee shall refer to this Agreement and the conditions of this Section 10.14. Each separate Trustee and co-Trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee and a copy thereof given to the Servicer.

          Any separate Trustee or co-Trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate Trustee or co-Trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor Trustee.

          The Trustee shall give to Moody's, the Sponsor and the Certificate Insurer notice of the appointment of any co-Trustee or separate Trustee.

                             ARTICLE XI

                            MISCELLANEOUS

          Section 11.1. Compliance Certificates and Opinions. Upon any application or request by the Sponsor, the Servicer, the Certificate Insurer or the Owners to the Trustee to take any action under any provision of this Agreement, the Sponsor, the Servicer, the Certificate Insurer or the Owners, as the case may be, shall furnish to the Trustee a certificate stating that all conditions precedent, if any, provided for in this Agreement relating to the proposed action have been complied with, except that in the case of any such application or request as to which the furnishing of any documents is specifically required by any provision of this Agreement relating to such particular application or request, no additional certificate need be furnished.

          Except as otherwise specifically provided herein, each certificate or opinion with respect to compliance with a condition or covenant provided for in this Agreement shall include:

          (a) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

          (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based; and

          (c) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

          Section 11.2. Form of Documents Delivered to the Trustee. In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

          Any certificate of an Authorized Officer of the Sponsor, the Servicer or the Trustee may be based, insofar as it relates to legal matters, upon an opinion of counsel, unless such Authorized
Officer knows, or in the exercise of reasonable care should know, that the opinion is erroneous. Any such certificate of an Authorized

Officer or any opinion of counsel may be based, insofar as it relates to factual matters upon a certificate or opinion of, or representations by, one or more Authorized Officers of the Sponsor or of the Servicer, stating that the information with respect to such factual matters is in the possession of the Sponsor or of the Servicer, unless such Authorized Officer or counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous. Any opinion of counsel may also be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an Authorized Officer of the Sponsor, the Servicer or the Trustee, stating that the information with respect to such matters is in the possession of such Person, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous. Any opinion of counsel may be based on the written opinion of other counsel, in which event such opinion of counsel shall be accompanied by a copy of such other counsel's opinion and shall include a statement to the effect that such counsel believes that such counsel and the addressee thereof may reasonably rely upon the opinion of such other counsel.

          Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Agreement, they may, but need not, be consolidated and form one instrument.

          Section 11.3. Acts of Owners. (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement to be given or taken by the Owners may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Owners in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee, and, where it is hereby expressly required, to the Sponsor. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "act" of the Owners signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Agreement and conclusive in favor of the Trustee and the Trust, if made in the manner provided in this Section.

          (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by the certificate of any notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Whenever such execution is by an officer of a corporation or a member of a partnership on behalf of such corporation or partnership, such certificate or affidavit shall also constitute sufficient proof of his authority.

          (c) The ownership of Certificates shall be proved by the Register.

          (d) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Owner of any Certificate shall bind the Owner of every Certificate issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Trustee or the Trust in reliance thereon, whether or not notation of such action is made upon such Certificates.

          Section 11.4. Notices, etc. to Trustee. Any request, demand, authorization, direction, notice, consent, waiver or act of the Owners or other documents provided or permitted by this Agreement to be made upon, given or furnished to, or filed with the Trustee by any Owner, the Certificate Insurer or by the Sponsor shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with and received by the Trustee at its corporate trust office as set forth in Section 2.2 hereof.

          Section 11.5.     Notices and Reports to Owners; Waiver
of Notices. Where this Agreement provides for notice to Owners of any event or the mailing of any report to Owners, such notice or report shall be sufficiently given (unless otherwise herein expressly provided) if mailed, first-class postage prepaid, to each Owner affected by such event or to whom such report is required to be mailed, at the address of such Owner as it appears on the Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice or the mailing of such report. In any case where a notice or report to Owners is mailed in the manner provided above, neither the failure to mail such notice or report nor any defect in any notice or report so mailed to any particular Owner shall affect the sufficiency of such notice or report with respect to other Owners, and any notice or report which is mailed in the manner herein provided shall be conclusively presumed to have been duly given or provided.

          Where this Agreement provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Owners shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

          In case, by reason of the suspension of regular mail service as a result of a strike, work stoppage or similar activity, it shall be impractical to mail notice of any event to Owners when such notice is required to be given pursuant to any provision of this Agreement, then any manner of giving such notice as shall be satisfactory to the Trustee shall be deemed to be a sufficient giving of such notice.

          Where this Agreement provides for notice to any rating agency that rated any Certificates, failure to give such notice shall not affect any other rights or obligations created hereunder.

          Section 11.6.     Rules by Trustee and Sponsor.  The
Trustee may make reasonable rules for any meeting of Owners.  The
Sponsor may make reasonable rules and set reasonable requirements for its functions.

          Section 11.7. Successors and Assigns. All covenants and agreements in this Agreement by any party hereto shall bind its successors and assigns, whether so expressed or not.

          Section 11.8. Severability. In case any provision in this Agreement or in the Certificates shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

          Section 11.9. Benefits of Agreement. Nothing in this Agreement or in the Certificates, expressed or implied, shall give to any Person, other than the Owners, the Certificate Insurer and the parties hereto and their successors hereunder, any benefit or any legal or equitable right, remedy or claim under this Agreement.

          Section 11.10.  Legal Holidays.  In any case where the
date of any Remittance Date, any Payment Date, any other date on which any distribution to any Owner is proposed to be paid, or any date on which a notice is required to be sent to any Person pursuant to the terms of this Agreement shall not be a Business Day, then (notwithstanding any other provision of the Certificates or this Agreement) payment or mailing need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made or mailed on the nominal date of any such Remittance Date, such Payment Date, or such other date for the payment of any distribution to any Owner or the mailing of such notice, as the case may be, and no interest shall accrue for the period from and after any such nominal date, provided such payment is made in full on such next succeeding Business Day.

          Section 11.11. Governing Law. In view of the fact that Owners are expected to reside in many states and outside the United States and the desire to establish with certainty that this Agreement will be governed by and construed and interpreted in accordance with the law of a state having a well-developed body of commercial and financial law relevant to transactions of the type contemplated herein, this Agreement and each Certificate shall be construed in accordance with and governed by the laws of the State of New York applicable to agreements made and to be performed therein.

          Section 11.12.  Counterparts.  This instrument may be
executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

          Section 11.13. Usury. The amount of interest payable or paid on any Certificate under the terms of this Agreement shall be limited to an amount which shall not exceed the maximum nonusurious rate of interest allowed by the applicable laws of the State of New York or any applicable law of the United States permitting a higher maximum nonusurious rate that preempts such applicable New York laws, which could lawfully be contracted for, charged or received (the "Highest Lawful Rate"). In the event any payment of interest on any Certificate exceeds the Highest Lawful Rate, the Trust stipulates that such excess amount will be deemed to have been paid to the Owner of such Certificate as a result of an error and the Owner receiving such excess payment shall promptly, upon discovery of such error or upon notice thereof from the Trustee on behalf of the Trust, refund the amount of such excess or, at the option of such Owner, apply the excess to the payment of principal of such Certificate, if any, remaining unpaid. In addition, all sums paid or agreed to be paid to the Trustee for the benefit of Owners of Certificates for the use, forbearance or detention of money shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full term of such Certificates.

          Section 11.14. Amendment. (a) The Trustee, the Sponsor and the Servicer, may at any time and from time to time, with the prior written approval of the Certificate Insurer but without the giving of notice to or the receipt of the consent of the Owners, amend this Agreement, and the Trustee shall consent to such amendment, for the purpose of (i) curing any ambiguity, or correcting or supplementing any provision hereof which may be inconsistent with any other provision hereof, or to add provisions hereto which are not inconsistent with the provisions hereof, (ii) upon receipt of an opinion of counsel, the cost of which shall be paid by the Servicer, experienced in federal income tax matters to the effect that no entity-level tax will be imposed on the Trust or upon the transferor of a Class R Certificate as a result of the ownership of any Class R Certificate by a Disqualified Organization, removing the restriction on transfer set forth in Section 5.8(b) hereof or (iii) complying with the requirements of the Code and the regulations proposed or promulgated thereunder; provided, however, that any such action shall not, as evidenced by an opinion of counsel delivered to the Trustee, materially and adversely affect the interests of any Owner (without its written consent).

          (b) The Trustee, the Sponsor and the Servicer may, at any time and from time to time, with the prior written approval of the Certificate Insurer but without the giving of notice to or the receipt of the consent of the Owners, amend this Agreement, and the Trustee is hereby authorized to accept and execute such amendment, for the purpose of changing the definition of "Specified Subordinated Amount".

          (c) This Agreement may also be amended by the Trustee, the Sponsor, and the Servicer at any time and from time to time, with the prior written approval of the Certificate Insurer and not less than a majority of the Percentage Interest represented by each affected Class of Certificates then Outstanding, for the purpose of adding any provisions or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Owners hereunder; provided, however, that no such amendment shall (i) change in any manner the amount of, or change the timing of, payments which are required to be distributed to any Owner without the consent of the Owner of such Certificate or (ii) reduce the aforesaid percentages of Percentage Interests which are required to consent to any such amendments, without the consent of the Owners of all Certificates of the Class or Classes affected then Outstanding.

          (d) Each proposed amendment to this Agreement shall be accompanied by an opinion of counsel nationally recognized in federal income tax matters addressed to the Trustee and to the Certificate Insurer to the effect that such amendment would not adversely affect the status of the Trust as a REMIC.

          (e) The Sponsor shall provide the Certificate Insurer, the Owners, Moody's and S&P with copies of any amendments to this Agreement, together with copies of any opinions or other documents or instruments executed in connection therewith.

          (f) The Trustee shall not be required to enter into any amendment which affects its rights or obligations hereunder.

          Section 11.15.  REMIC Status; Taxes.  (a)  The Tax
Matters Person, at its own expense, shall prepare and file or cause to be filed with the Internal Revenue Service Federal tax or information returns with respect to the Trust and the Certificates containing such information and at the times and in such manner as may be required by the Code or applicable Treasury regulations, and shall furnish to Owners such statements or information at the times and in such manner as may be required thereby. For this purpose, the Tax Matters Person may, but need not, rely on any proposed regulations of the United States Department of the Treasury. The Tax Matters Person shall indicate the election to treat the Trust as a REMIC (which election shall apply to the taxable period ending December 31, 1996 and each calendar year thereafter) in such manner as the Code or applicable Treasury regulations may prescribe. The Trustee, as Tax Matters Person appointed pursuant to Section 11.17 hereof shall sign all tax information returns filed pursuant to this
Section 11.15. The Tax Matters Person shall provide information necessary for the computation of tax imposed on the transfer of a Class R Certificate to a Disqualified Organization, or an agent of a Disqualified Organization, or a pass-through entity in which a Disqualified Organization is the record holder of an interest. The Tax Matters Person shall provide the Trustee with copies of any Federal tax or information returns filed, or caused to be filed, by the Tax Matters Person with respect to the Trust or the Certificates.

          (b) The Tax Matters Person, at its own expense, shall timely file all reports required to be filed by the Trust with any federal, state or local governmental authority having jurisdiction over the Trust, including other reports that must be filed with the Owners, such as the Internal Revenue Service's Form 1066 and Schedule Q and the form required under Section 6050K of the Code, if applicable to REMICs. Furthermore, the Tax Matters Person shall report to Owners, if required, with respect to the allocation of expenses pursuant to Section 212 of the Code in accordance with the specific instructions to the Tax Matters Person by the Sponsor with respect to such allocation of expenses. The Tax Matters Person shall collect any forms or reports from the Owners determined by the Sponsor to be required under applicable federal, state and local tax laws.

          (c) The Tax Matters Person, at its own expense, shall provide to the Internal Revenue Service and to persons described in
Section 860E(e)(3) and (6) of the Code the information described in Proposed Treasury Regulation Section 1.860D-1(b)(5)(ii), or any successor regulation thereto. Such information will be provided in the manner described in Proposed Treasury Regulation Section 1.860E(2)(a)(5), or any successor regulation thereto.

          (d)  The Sponsor covenants and agrees that within ten
Business Days after the Startup Day it shall provide to the Trustee any information necessary to enable the Trustee to meet its obligations under subsections (b) and (c) above.

          (e) The Trustee, the Sponsor and the Servicer each covenants and agrees for the benefit of the Owners (i) to take no action which would result in the termination of "REMIC" status for the Trust, (ii) not to engage in any "prohibited transaction", as such term is defined in Section 860F(a)(2) of the Code and (iii) not to engage in any other action which may result in the imposition on the REMIC Trust of any other taxes under the Code.

          (f) The Trust shall, for federal income tax purposes, maintain books on a calendar year basis and report income on an accrual basis.

          (g) Except as otherwise permitted by Section 7.6(b), no Eligible Investment shall be sold prior to its stated maturity
(unless sold pursuant to a plan of liquidation in accordance with Article IX hereof).

          (h) Neither the Sponsor nor the Trustee shall enter into any arrangement by which the Trustee will receive a fee or other compensation for services rendered pursuant to this Agreement, which fee or other compensation is paid from the Trust Estate, other than as expressly contemplated by this Agreement.

          (i) Notwithstanding the foregoing clauses (g) and (h), the Trustee or the Sponsor may engage in any of the transactions prohibited by such clauses, provided that the Trustee shall have received (not at the expense of the Trust or the Trustee) an opinion of counsel experienced in federal income tax matters to the effect that such transaction does not result in a tax imposed on the Trust or cause a termination of REMIC status for the Trust; provided, however, that such transaction is otherwise permitted under this Agreement.

          Section 11.16.  Additional Limitation on Action and
Imposition of Tax. (a) Any provision of this Agreement to the contrary notwithstanding, the Trustee shall not, without having obtained (not at the expense of the Trust or the Trustee) an opinion of counsel experienced in federal income tax matters to the effect that such transaction does not result in a tax imposed on the Trust or cause a termination of REMIC status for the Trust, (i) sell any assets in the Trust Estate, (ii) accept any contribution of assets after the Startup Day or (iii) agree to any amendment of this Agreement under Section 11.14 hereof.

          (b) In the event that any tax is imposed on "prohibited transactions" of the Trust as defined in Section 860F(a)(2) of the Code, on the "net income from foreclosure property" as defined in
Section 860G(c) of the Code, on any contribution to the Trust after the Startup Day pursuant to Section 860G(d) of the Code, or any other tax is imposed, such tax shall be paid by (i) the Trustee, if such tax arises out of or results from a material breach by the Trustee of any of its obligations under this Agreement, (ii) the Servicer, if such tax arises out of or results from a breach by the Servicer of any of its obligations under this Agreement, or otherwise (iii) the Owners of the Class R Certificates in proportion to their Percentage Interests. To the extent such tax is chargeable against the Owners of the Class R Certificates, notwithstanding anything to the contrary contained herein, the Trustee is hereby authorized to retain from amounts otherwise distributable to the Owners of the Class R Certificates on any Payment Date sufficient funds to reimburse the Trustee for the payment of such tax (to the extent that the Trustee has not been previously reimbursed or indemnified therefor). The Trustee agrees to first seek indemnification for any such tax payment from any indemnifying parties before reimbursing itself from amounts otherwise distributable to the Owners of the Class R Certificates.

          Section 11.17. Appointment of Tax Matters Person. A Tax Matters Person will be appointed for Trust for all purposes of the Code and such Tax Matters Person will perform, or cause to be performed, without any right of reimbursement, such duties and take, or cause to be taken, such actions as are required to be performed or taken by the Tax Matters Person under the Code, including, but not limited to, the representation of the Trust in any tax audit (including any administrative or judicial proceedings with respect thereto that involve the Internal Revenue Service or state tax authorities). The Owners of the Class R Certificates hereby designate the Trustee, acting as their agent, to be the Tax Matters Person for the Trust.

          Section 11.18.  The Certificate Insurer.  (a)  The
Certificate Insurer is a third-party beneficiary of this Agreement.
Any right conferred to the Certificate Insurer shall be suspended during occurrence and continuance of a Certificate Insurer Default.
During any period of suspension the Certificate Insurer's rights hereunder shall vest in the Owners of the Class A Certificates and shall be exercisable by the Owners of at least a majority in Percentage Interest of the Class A Certificates then Outstanding. At such time as the Class A Certificates are no longer Outstanding hereunder and the Certificate Insurer has been reimbursed for all Insured Payments to which it is entitled hereunder, the Certificate Insurer's rights hereunder shall terminate.

          Section 11.19. Notices. All notices hereunder shall be given as follows, until any superseding instructions are given to all other Persons listed below:


     The Trustee:           Norwest Bank Minnesota,
                              National Association
                              Sixth Street & Marquette Avenue
                              Minneapolis, Minnesota 55479-0069
                              Attention: Corporate Trust
                                Department
                              Re:  EquiVantage Home Equity
                                   Loan Trust 1996-2
                              Tel: (612) 667-7167
                              Fax: (612) 667-9825



     The Sponsor:           EquiVantage Acceptance Corp.
                              13111 Northwest Freeway,
                                Suite 302
                              Houston, Texas 77040
                              Attention: President
                              Tel:  (713) 895-1957
                              Fax:  (713) 895-1999

                              with a copy addressed to the
                              attention of the General Counsel
                              at the same address.



     The Servicer:          EquiVantage Inc.
                              13111 Northwest Freeway,
                                Suite 300
                              Houston, Texas 77040
                              Attention: President
                              Tel:  (713) 895-1900
                              Fax:  (713) 895-3870

                              with a copy addressed to the
                              attention of the General
                              Counsel at the same address.

     The Certificate
     Insurer        :       Financial Guaranty Insurance Company
                              115 Broadway
                              New York, NY  10006
                              Attention:  Research and Risk
                                          Management Department
                              Re:   EquiVantage Home Equity
                                    Loan Trust 1996-2
                              Confirmation:  (212) 312-3000
                              Fax: (212) 312-3093



     Moody's:               Moody's Investors Service
                              99 Church Street
                              New York, New York  10007
                              Attention:  The Mortgage
                                  Monitoring Department



     S&P:                   Standard & Poor's Ratings Services
                              26 Broadway
                              15th Floor
                              New York, New York  10004
                              Attention: Surveillance Dept.



     Underwriter:           Prudential Securities Incorporated
                              One New York Plaza
                              New York, New York 10292
                              Attention:  Asset Backed
                                 Securities Group

          IN WITNESS WHEREOF, the Sponsor, the Servicer and the
Trustee have caused this Agreement to be duly executed by their respective officers thereunto duly authorized, all as of the day and year first above written.


                         EQUIVANTAGE ACCEPTANCE CORP.,
                           as Sponsor



                         By: /s/ John E. Smith
                             ______________________________
                             Name:     John E. Smith
                             Title:     President


                         EQUIVANTAGE INC.,
                           as Servicer



                         By: /s/ John E. Smith
                             ________________________________
                             Name:     John E. Smith
                             Title:     President


                         NORWEST BANK MINNESOTA,
                           NATIONAL ASSOCIATION,
                           as Trustee



                         By: /s/ Kelly Faykus
                             ________________________________
                             Name:  Kelly Faykus
                             Title:  Assistant Vice President



                  [Pooling and Servicing Agreement]